UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your vote is important

You may vote at the annual meeting or by proxy. We recommend you vote by proxy even if you plan to participate in the virtual meeting.

You can vote by proxy conveniently one of the following ways:

Online	Mail

If your control number has 15 digits:

Follow the instructions at

envisionreports.com/xom

If your control number has 16 digits:

Follow the instructions at proxyvote.com

If your control number has any other number of digits:

Follow the instructions you received from your bank,

brokerage firm, or other intermediary

Your control number can be found on your

proxy card, Notice or the email you’ve received

with this material.

Complete, sign, date, and return your

proxy card in the enclosed

envelope received with your proxy

materials. If you receive a Notice and

would like to vote by mail, please

follow the instructions in the Notice

to obtain paper proxy materials.